[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) GLOBAL ASSET
                     ALLOCATION FUND

                     ANNUAL REPORT o AUGUST 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  20
Notes to Financial Statements ............................................  27
Independent Auditors' Report .............................................. 37
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
     Joseph C. Flaherty, Jr.

Dear Shareholders,
For the 12 months ended August 31, 2002, the fund's Class A shares provided a total return of -6.23%, Class B shares -6.71%, Class C shares -6.65%, and Class I shares -6.50%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns over the same period for the fund's benchmarks:
-17.99% for the Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad stock market; -14.69% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, market-capitalization-weighted total return index which is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world); 8.11% for the Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
(FNMA); and +10.27% for the J.P. Morgan Non-dollar Government Bond Index is an unmanaged aggregate of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year). For the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -9.02%.

Q.  HOW DO YOU MANAGE YOUR ALLOCATIONS IN AN INCREASINGLY VOLATILE MARKET?

A. We rely on our quantitative models to help us allocate assets (and on MFS Original Research(R) to make individual security selections). These models are comprised of valuation, macroeconomic, and technical factors that identify markets have provided the best risk-return trade-off over time. We continually reevaluate and adjust our models to ensure that they accurately reflect changes in market dynamics.

    In November 2001, we made a change in our domestic equity subportfolio style because we found that our growth bias was negating some of our allocation moves. The portfolio adopted an equity management style that includes both growth and value disciplines. This helped the fund's performance this year as growth stock returns continued to deteriorate.

Q.  HOW DID YOUR TACTICAL ALLOCATIONS CHANGE THROUGHOUT THE PERIOD?

A. After the sell off that followed September 11, we moved from an underweight equity position to a neutral equity weighting of 65% in October, picking up some nice returns as the market rebounded. As technical factors worsened in the second quarter of 2002, we again underweighted stocks until mid-July and then moved back to a neutral position after the July sell-off. We have been rewarded for these tactical moves.

    On the bond side, the fund benefited from government bond holdings over the last year but was somewhat negatively impacted by our attempts to enter and exit the high yield market. Our overweight currency exposure contributed to performance when the U.S. dollar weakened relative to foreign currencies. At the end of the period, just over 31% of the fund was invested in high quality bonds and split fairly evenly between U.S. and overseas issues.

Q. CAN YOU GIVE US SOME EXAMPLES OF SIGNIFICANT SECTOR CHANGES AND THEIR IMPACT ON FUND PERFORMANCE?

A. Financial services represented over 17% of our equity holdings at the end of the period, up significantly from February, but fairly close to what it was at the start of the period. This sector did well for us as interest rates fell during the first half of the period and stabilized in the latter half.

    Technology positions were a detractor from fund performance. For example, we had chosen what we believed were among the larger, more liquid names, including Tyco and WorldCom. When accounting irregularities were exposed in these and other firms, these securities hurt performance. Our technology position has been reduced dramatically from where it was 12 months ago due to a combination of relative sector performance and the change in equity management disciplines mentioned earlier.

Q.  WHERE DO YOU SEE OPPORTUNITIES GOING FORWARD?

A. We think that economically sensitive stocks are promising. We are looking for companies that we feel have proven to be viable investments in an unsettled environment and will be among the first to benefit from an economic recovery. Examples would include

      o commercial and investment banks

      o insurance companies

      o automobiles

    We particularly like U.S. banks. We believe that the market had undervalued these stocks by anticipating loan problems that haven't materialized and won't in the foreseeable future. In our view, changes in the banking business have created a much different environment than previously existed.

    We increased exposure to corporate bonds as spreads were at attractive levels and we expect them to perform well as the economy improves.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. With global economic signals that continue to be mixed and equity valuations that are somewhat unappealing, we are maintaining a neutral stance. We will continue to look at our models and research specific stocks as we look for what we believe are good opportunities. If our models indicate an opportunity to capitalize from a shift away from our current positioning, we'll change our weightings. Otherwise, we'll stick to our wait-and-see neutral positions.

    Respectively,

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   JOSEPH C. FLAHERTY, JR., IS VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP. HE IS PORTFOLIO MANAGER OF THE GLOBAL ASSET ALLOCATION PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE
   INVESTMENT PRODUCTS.

   JOE JOINED MFS AS A FIXED-INCOME QUANTITATIVE RESEARCH ASSOCIATE IN 1993 AND WAS NAMED QUANTITATIVE RESEARCH ANALYST AND ASSISTANT VICE PRESIDENT IN 1996. HE BECAME VICE PRESIDENT AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP IN 1998 AND PORTFOLIO MANAGER IN 1999.

   HE EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING FROM TUFTS UNIVERSITY IN 1984 AND AN M.B.A. IN FINANCE FROM BENTLEY COLLEGE IN 1990.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                 SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                             EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE EQUITY/FIXED-INCOME FUND.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JULY 22, 1994

  CLASS INCEPTION:           CLASS A  JULY 22, 1994
                             CLASS B  JULY 22, 1994
                             CLASS C  JULY 22, 1994
                             CLASS I  JANUARY 7, 1997

  SIZE:                      $125.9 MILLION NET ASSETS AS OF AUGUST 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, July 22, 1994, through August 31, 2002. Index information is from August 1, 1994.)

             MFS Global     J,P, Morgan                 Lehman
               Asset        Non-Dollar                 Brothers
             Allocation     Government    MSCI EAFE    Aggregate       S&P 500
           Fund - Class A   Bond Index      Index      Bond Index    Stock Index
"7/94"        $ 9,525       $10,000        $10,000      $10,000       $10,000
"8/95"         10,852        11,647         10,320       11,144        12,639
"8/96"         12,396        12,658         11,166       11,601        15,004
"8/98"         14,091        13,24)         12,227       14,110        22,809
"8/00"         19,117        13,038         16,922       15,297        37,093
"8/02"         15,246        14,939         10,960       18,581        23,006


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A

                                     1 Year      3 Years      5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge            - 6.23%      - 3.65%       +6.33%    +60.06%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge            - 6.23%      - 1.23%       +1.24%    + 5.97%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge            -10.69%      - 2.82%       +0.25%    + 5.34%
--------------------------------------------------------------------------------

CLASS B

                                     1 Year      3 Years      5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge            - 6.71%      - 5.14%       +3.57%    +52.79%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge            - 6.71%      - 1.74%       +0.70%    + 5.37%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge            -10.41%      - 2.59%       +0.42%    + 5.37%
--------------------------------------------------------------------------------

CLASS C

                                     1 Year      3 Years      5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge            - 6.65%      - 5.09%       +3.64%    +53.12%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge            - 6.65%      - 1.72%       +0.72%    + 5.39%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge            - 7.57%      - 1.72%       +0.72%    + 5.39%
--------------------------------------------------------------------------------

CLASS I

                                     1 Year      3 Years      5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                 - 6.50%      - 3.90%       +7.02%    +61.57%
--------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                 - 6.50%      - 1.32%       +1.37%    + 6.09%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                     1 Year      3 Years      5 Years      Life*
--------------------------------------------------------------------------------
Average global flexible
  portfolio+                        - 9.02%       -3.25%       +2.06%    + 6.50%
--------------------------------------------------------------------------------
J.P. Morgan Non-Dollar
  Government Bond Index#            +10.27%      + 2.39%       +3.96%    + 5.09%
--------------------------------------------------------------------------------
MSCI EAFE Index#                    -14.69%      -10.74%       -2.14%    + 1.14%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate
  Bond Index#                       + 8.11%      + 9.32%       +7.80%    + 7.97%
--------------------------------------------------------------------------------
S&P 500 Stock Index#                -17.99%      -10.31%       +1.74%    +10.86%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, July 22, 1994, through August 31, 2002. Index information is from
    August 1, 1994.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

PORTFOLIO STRUCTURE

              Domestic Equity                     35.4%
              International Equity                27.3%
              U.S. Treasuries                     19.3%
              International                       12.3%
              High Yield Corporates                3.1%
              Emerging Markets                     1.8%
              High Grade Corporates                0.8%

The portfolio is actively managed, and current holdings may be different.

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Stocks - 53.4%
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ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 28.2%
  Aerospace - 0.7%
    Boeing Co.                                                            9,080             $    336,595
    General Dynamics Corp.                                                1,820                  143,125
    Northrop Grumman Corp.                                                3,630                  445,764
                                                                                            ------------
                                                                                            $    925,484
--------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    AutoNation, Inc.*                                                    22,690             $    299,508
    Lear Corp.*                                                             910                   42,406
                                                                                            ------------
                                                                                            $    341,914
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.1%
    Bank of America Corp.                                                12,500             $    876,000
    Comerica, Inc.                                                        7,260                  424,710
    National City Corp.                                                   3,570                  111,277
    SunTrust Banks, Inc.                                                  4,540                  306,495
    U.S. Bancorp                                                         29,960                  643,841
    Washington Mutual, Inc.                                               8,940                  338,021
                                                                                            ------------
                                                                                            $  2,700,344
--------------------------------------------------------------------------------------------------------
  Beverages - 0.1%
    Coca-Cola Enterprises, Inc.                                           5,440             $    109,942
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    International Business Machines Corp.                                10,900             $    821,642
--------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Automatic Data Processing, Inc.                                       9,810             $    370,524
    First Data Corp.                                                     12,720                  442,020
                                                                                            ------------
                                                                                            $    812,544
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.2%
    Motorola, Inc.                                                       25,430             $    305,160
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    E.I. du Pont de Nemours & Co.                                        12,710             $    512,340
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Dell Computer Corp.*                                                 26,330             $    700,641
    Lexmark International, Inc.*                                          7,260                  342,672
                                                                                            ------------
                                                                                            $  1,043,313
--------------------------------------------------------------------------------------------------------
  Computer Software
    Oracle Corp.*                                                         6,260             $     60,033
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Intuit, Inc.*                                                         4,470             $    199,496
    Microsoft Corp.*                                                     18,740                  919,759
    Symantec Corp.*                                                       7,150                  204,490
                                                                                            ------------
                                                                                            $  1,323,745
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.4%
    General Electric Co.                                                 47,700             $  1,438,155
    Tyco International Ltd.                                              21,790                  341,885
                                                                                            ------------
                                                                                            $  1,780,040
--------------------------------------------------------------------------------------------------------
  Construction - 0.2%
    KB Home                                                                 900             $     43,155
    Lennar Corp.                                                          3,630                  191,664
                                                                                            ------------
                                                                                            $    234,819
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.6%
    Gillette Co.                                                         14,520             $    457,816
    Philip Morris Cos., Inc.                                             13,620                  681,000
    The Procter & Gamble Co.                                              9,980                  884,727
                                                                                            ------------
                                                                                            $  2,023,543
--------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Owens Illinois, Inc.*                                                30,360             $    355,212
--------------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    Intel Corp.                                                          27,650             $    460,926
    Texas Instruments, Inc.                                               3,580                   70,526
                                                                                            ------------
                                                                                            $    531,452
--------------------------------------------------------------------------------------------------------
  Energy - Independent
    Reliant Resources, Inc.*                                             12,720             $     63,600
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Sinclair Broadcast Group, Inc., "A"*                                  7,140             $     90,178
    Viacom, Inc., "B"*                                                   12,706                  517,134
                                                                                            ------------
                                                                                            $    607,312
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Citigroup, Inc.                                                      31,776             $  1,040,664
    Fannie Mae                                                            9,990                  757,042
    Freddie Mac                                                           2,680                  171,788
    Goldman Sachs Group, Inc.                                             1,810                  139,913
    J. P. Morgan Chase & Co.                                              9,990                  263,736
    Lehman Brothers Holdings, Inc.                                        2,720                  155,067
    Merrill Lynch & Co., Inc.                                             9,820                  355,681
                                                                                            ------------
                                                                                            $  2,883,891
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.9%
    Anheuser-Busch Cos., Inc.                                             1,790             $     95,156
    Coca-Cola Co.                                                         4,540                  231,540
    Dole Food Company, Inc.                                               3,630                   98,736
    Kellogg Co.                                                          12,490                  401,678
    PepsiCo, Inc.                                                         8,172                  323,203
    The J.M. Smucker Co.                                                  1,074                   39,040
                                                                                            ------------
                                                                                            $  1,189,353
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.3%
    International Paper Co.                                               9,070             $    341,486
--------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    Rockwell International Corp.                                         11,810             $    217,540
--------------------------------------------------------------------------------------------------------
  Insurance - 1.2%
    Allstate Corp.                                                        6,250             $    232,625
    American International Group, Inc.                                   10,710                  672,588
    MetLife, Inc.                                                        16,340                  439,873
    UnumProvident Corp.                                                   6,250                  144,750
                                                                                            ------------
                                                                                            $  1,489,836
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.0%
    Becton, Dickinson & Co.                                               6,250             $    190,813
    DENTSPLY International, Inc.                                          8,920                  353,856
    Eli Lilly & Co.                                                       4,460                  258,903
    Johnson & Johnson Co.                                                10,710                  581,660
    Merck & Co., Inc.                                                    17,250                  871,470
    Pfizer, Inc.                                                         37,227                1,231,469
    Techne Corp.*                                                         8,030                  227,988
                                                                                            ------------
                                                                                            $  3,716,159
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.6%
    Edwards Lifesciences Corp.*                                          14,270             $    351,327
    HEALTHSOUTH Corp.*                                                   32,130                  173,181
    Tenet Healthcare Corp.*                                               4,015                  189,388
                                                                                            ------------
                                                                                            $    713,896
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Alcoa, Inc.                                                           2,720             $     68,245
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Halliburton Co.                                                      26,800             $    407,360
    Noble Corp.*                                                          1,790                   55,490
                                                                                            ------------
                                                                                            $    462,850
--------------------------------------------------------------------------------------------------------
  Oils - 1.3%
    Devon Energy Corp.                                                    3,580             $    168,260
    ExxonMobil Corp.                                                     38,380                1,360,571
    Marathon Oil Corp.                                                    4,540                  112,365
                                                                                            ------------
                                                                                            $  1,641,196
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Mylan Laboratories, Inc.                                              8,180             $    267,077
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Gannett Co., Inc.                                                     3,630             $    275,735
    Tribune Co.                                                           4,460                  186,026
                                                                                            ------------
                                                                                            $    461,761
--------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Norfolk Southern Corp.                                               14,290             $    299,090
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Starwood Hotels & Resorts Co.                                         8,920             $    229,958
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Yum! Brands, Inc.*                                                   12,710             $    385,494
--------------------------------------------------------------------------------------------------------
  Retail - 2.0%
    AnnTaylor Stores Corp.*                                               1,365             $     36,446
    Home Depot, Inc.                                                      8,170                  269,038
    Lowe's Cos., Inc.                                                    13,610                  563,182
    Sears, Roebuck & Co.                                                  8,930                  406,404
    Target Corp.                                                          2,720                   93,024
    Wal-Mart Stores, Inc.                                                21,790                1,165,329
                                                                                            ------------
                                                                                            $  2,533,423
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.8%
    SPDR Trust                                                            7,200             $    660,816
    SPX Corp.*                                                            3,630                  394,218
                                                                                            ------------
                                                                                            $  1,055,034
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Kroger Co.*                                                          16,340             $    295,427
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    BellSouth Corp.                                                      18,160             $    423,492
    SBC Communications, Inc.                                             14,530                  359,472
    Verizon Communications, Inc.                                         15,430                  478,330
                                                                                            ------------
                                                                                            $  1,261,294
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.4%
    Cisco Systems, Inc.*                                                 13,640             $    188,505
    QLogic Corp.*                                                         9,810                  329,125
                                                                                            ------------
                                                                                            $    517,630
--------------------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Fedex Corp.*                                                          4,540             $    214,969
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Calpine Corp.*                                                        6,280             $     30,646
    Exelon Corp.                                                          4,540                  212,563
    PG&E Corp.*                                                          18,150                  206,002
    Pinnacle West Capital Corp.                                           3,560                  118,940
    Reliant Energy, Inc.                                                  1,820                   21,567
    Xcel Energy Inc.                                                     11,810                  114,085
                                                                                            ------------
                                                                                            $    703,803
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $ 35,501,851
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 25.2%
  Australia - 1.1%
    News Corp Ltd. (Media)                                              117,715             $    609,863
    QBE Insurance Group Ltd. (Insurance)*                               197,789                  800,863
                                                                                            ------------
                                                                                            $  1,410,726
--------------------------------------------------------------------------------------------------------
  Bermuda - 1.2%
    Ace Ltd. (Insurance)                                                 45,910             $  1,460,397
--------------------------------------------------------------------------------------------------------
  Canada - 1.4%
    BCE, Inc. (Telecommunications)                                       40,117             $    731,226
    Canadian National Railway Co. (Railroad)                             12,430                  541,948
    Canadian Natural Resources Ltd. (Oil Services)                       14,300                  474,494
                                                                                            ------------
                                                                                            $  1,747,668
--------------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Nokia Oyj (Telecommunications)                                       36,500             $    487,485
--------------------------------------------------------------------------------------------------------
  France - 4.1%
    Aventis S.A. (Pharmaceuticals)                                       12,400             $    730,174
    Cap Gemini SA (Computer Services)                                     8,900                  266,969
    Carrefour S.A. (Supermarket)                                         11,900                  535,263
    L'Air Liquide S.A. (Gas)                                              8,775                1,215,853
    Sanofi-Synthelabo S.A. (Medical & Health Products)                   14,900                  893,459
    STMicroelectronics N.V. (Electronics)                                18,700                  377,747
    Total Fina Elf S.A., "B" (Oils)                                       8,100                1,154,892
                                                                                            ------------
                                                                                            $  5,174,357
--------------------------------------------------------------------------------------------------------
  Germany - 1.2%
    Bayerische Motoren Werke AG (Automotive)                             10,600             $    400,599
    Linde AG (Conglomerates)                                             17,000                  708,483
    Munchener Ruckvers AG (Financial Services)                            2,000                  364,175
                                                                                            ------------
                                                                                            $  1,473,257
--------------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Snam Rete Gas S.p.A. (Gas)*                                          79,630             $    238,160
--------------------------------------------------------------------------------------------------------
  Japan - 1.7%
    Canon, Inc. (Business Machines)                                      16,000             $    547,216
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                     40,000                  402,662
    Honda Motor Co., Ltd. (Automotive)                                   17,600                  744,268
    Nissan Motor Co. (Automotive)                                        60,000                  437,705
                                                                                            ------------
                                                                                            $  2,131,851
--------------------------------------------------------------------------------------------------------
  Netherlands - 3.3%
    Akzo Nobel N.V. (Chemicals)                                          35,000             $  1,304,884
    Elsevier N.V. (Publishing)                                           91,540                1,160,650
    Unilever N.V. (Consumer Goods & Services)                            23,200                1,370,683
    Vodafone Libertel N.V. (Cellular Phones)*                            34,400                  278,294
                                                                                            ------------
                                                                                            $  4,114,511
--------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    DBS Group Holdings Ltd. (Financial Services)                         63,000             $    428,522
--------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Samsung Electronics (Electronics)                                     1,050             $    291,593
--------------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Gas Natural SDG S.A. (Gas)                                           31,700             $    573,829
    Iberdrola S.A. (Utilities - Electric)                                53,900                  695,035
                                                                                            ------------
                                                                                            $  1,268,864
--------------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Saab AB, "B" (Aerospace)                                             34,500             $    372,757
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Swiss Reinsurance (Insurance)                                         6,740             $    476,198
    Syngenta AG (Chemicals)                                              34,017                1,885,299
    UBS AG (Financial Services)                                           8,226                  387,641
                                                                                            ------------
                                                                                            $  2,749,138
--------------------------------------------------------------------------------------------------------
  United Kingdom - 6.6%
    Aviva PLC (Insurance)*                                               37,821             $    292,055
    BOC Group PLC (Chemicals)                                            43,300                  637,234
    British Sky Broadcasting Group PLC (Broadcasting)*                   43,350                  409,213
    Diageo PLC (Food & Beverage Products)*                              186,564                2,257,693
    GlaxoSmithKline PLC (Pharmaceutical)                                 53,900                1,014,268
    NEXT PLC (Retail)                                                    56,900                  742,284
    Reckitt Benckiser PLC (Consumer Goods & Services)                    66,900                1,238,191
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)               28,917                  690,477
    Vodafone Group PLC (Telecommunications)                             512,549                  820,930
    William Hill Organization Ltd. (Gaming)                              52,640                  210,168
                                                                                            ------------
                                                                                            $  8,312,513
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 31,661,799
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $68,962,210)                                                 $ 67,163,650
--------------------------------------------------------------------------------------------------------

Bonds - 36.9%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 22.6%
  Consumer Goods & Services - 0.5%
    Simmons Co., 10.25s, 2009                                          $    575             $    610,937
--------------------------------------------------------------------------------------------------------
  Energy - 1.0%
    P&L Coal Holdings Corp., 9.625s, 2008                              $  1,175             $  1,233,750
--------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.4%
    Pemex Project Funding Master Trust, 9.125s, 2010                   $    426             $    453,690
--------------------------------------------------------------------------------------------------------
  Gaming - 0.5%
    Station Casinos, Inc., 8.375s, 2008                                $    675             $    702,000
--------------------------------------------------------------------------------------------------------
  Lodging - 0.2%
    HMH Properties, Inc., 8.45s, 2008                                  $    225             $    217,969
--------------------------------------------------------------------------------------------------------
  Media - 0.4%
    CSC Holdings, Inc., 8.125s, 2009                                   $    605             $    511,225
--------------------------------------------------------------------------------------------------------
  Media - Cable - 0.4%
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011           $  1,100             $    528,000
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 19.2%
    U.S. Treasury Notes, 3.375s, 2007                                  $  7,608             $  8,140,113
    U.S. Treasury Notes, 5s, 2011                                        15,008               16,077,320
                                                                                            ------------
                                                                                            $ 24,217,433
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $ 28,475,004
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 14.3%
  Australia - 2.2%
    Goverment of Australia, 5.75s, 2011                              AUD  5,024             $  2,769,356
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.4%
    Republic of Bulgaria, 7.5s, 2013                                 EUR    197             $   184,484
    Republic of Bulgaria, 8.25s, 2015##                                $    293                  301,424
                                                                                            ------------
                                                                                            $    485,908
--------------------------------------------------------------------------------------------------------
  Germany - 1.9%
    Federal Republic of Germany, 4.5s, 2009                          EUR  2,481             $  2,448,232
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##               $    250             $    267,529
--------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                             $     84             $     87,990
    United Mexican States, 6.25s, 2019                                      255                  247,987
    United Mexican States, 11.5s, 2026                                       74                   95,682
                                                                                            ------------
                                                                                            $    431,659
--------------------------------------------------------------------------------------------------------
  Russia - 0.2%
    Russian Federation, 3s, 2006                                       $    240             $    192,300
--------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                  $    302             $    354,850
--------------------------------------------------------------------------------------------------------
  United Kingdom - 8.8%
    OTE PLC, 6.125s, 2007 (Cellular Phones)##                        EUR    980             $  1,007,395
    United Kingdom Treasury, 7.25s, 2007                             GBP  3,050                5,319,149
    United Kingdom Treasury, 5.75s, 2009                                  2,853                4,726,714
                                                                                            ------------
                                                                                            $ 11,053,258
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 18,003,092
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $44,146,152)                                                  $ 46,478,096
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.6%
--------------------------------------------------------------------------------------------------------
    Abbey National Number America, due 9/03/02                         $  5,032             $  5,031,475
    Citigroup, Inc., due 9/03/02                                            519                  518,946
    New Center Asset Trust, due 9/03/02                                   1,294                1,293,865
    UBS Finance, Inc., due 9/03/02                                        1,478                1,477,845
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $  8,322,131
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.8%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc. dated 8/30/02 due 9/03/02,
      total to be received $4,740,948 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                 $  4,740             $  4,740,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $126,170,493)                                           $126,703,877

Other Assets, Less Liabilities - (0.7)%                                                         (832,654)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $125,871,223
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

          AUD  =  Australian Dollars                  GBP  =  British Pound
          CHF  =  Swiss Franc                         SEK  =  Swedish Krona
          EUR  =  Euro                                SGD  =  Singapore Dollar

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $126,170,493)            $126,703,877
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         3,979,559
  Cash                                                                    3,784
  Receivable for forward foreign currency exchange contracts            476,817
  Receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                746,587
  Receivable for daily variation margin on open futures                   6,924
  Receivable for fund shares sold                                        16,245
  Interest and dividends receivable                                     554,018
  Other assets                                                            3,296
                                                                   ------------
      Total assets                                                 $132,491,107
                                                                   ------------
Liabilities:
  Payable for forward foreign currency exchange contracts          $  1,502,896
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                                603,085
  Payable for fund shares reacquired                                    383,822
  Collateral for securities loaned, at value                          3,979,559
  Payable to affiliates -
    Management fee                                                        6,865
    Distribution and service fee                                          5,585
  Accrued expenses and other liabilities                                138,072
                                                                   ------------
      Total liabilities                                            $  6,619,884
                                                                   ------------
Net assets                                                         $125,871,223
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $146,446,268
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                    (341,964)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (21,342,291)
  Accumulated undistributed net investment income                     1,109,210
                                                                   ------------
      Total                                                        $125,871,223
                                                                   ============
Shares of beneficial interest outstanding                            9,336,899
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $57,059,744 / 4,217,466 shares of
      beneficial interest outstanding)                                $13.53
                                                                      ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                  $14.20
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $55,952,903 / 4,162,516 shares of
      beneficial interest outstanding)                                $13.44
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $12,858,481 / 956,910 shares of
      beneficial interest outstanding)                                $13.44
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $95 / 7.164 shares of
     beneficial interest outstanding)                                 $13.26
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  3,331,601
    Dividends                                                         1,260,063
    Foreign taxes withheld                                              (90,581)
                                                                   ------------
      Total investment income                                      $  4,501,083
                                                                   ------------
  Expenses -
    Management fee                                                 $    872,236
    Trustees' compensation                                               42,047
    Shareholder servicing agent fee                                     145,373
    Distribution and service fee (Class A)                              292,251
    Distribution and service fee (Class B)                              709,935
    Distribution and service fee (Class C)                              154,833
    Administrative fee                                                   13,591
    Custodian fee                                                       115,173
    Printing                                                             54,344
    Postage                                                              26,024
    Auditing fees                                                        37,434
    Legal fees                                                            6,796
    Miscellaneous                                                       223,514
                                                                   ------------
      Total expenses                                               $  2,693,551
    Fees paid indirectly                                                   (739)
                                                                   ------------
      Net expenses                                                 $  2,692,812
                                                                   ------------
        Net investment income                                      $  1,808,271
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (9,784,445)
    Written option transactions                                       1,006,585
    Futures contracts                                                (3,890,075)
    Foreign currency transactions                                    (3,173,977)
                                                                   ------------
      Net realized loss on investments and foreign
        currency transactions                                      $(15,841,912)
                                                                   ------------
  Change in unrealized appreciation (depreciation)                         --
    Investments                                                    $  1,748,924
    Written options                                                    (449,330)
    Futures contracts                                                 2,151,935
    Translation of assets and liabilities in foreign
      currencies                                                        722,159
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $  4,173,688
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(11,668,224)
                                                                   ------------
          Decrease in net assets from operations                   $ (9,859,953)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    2002                       2001
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                          $  1,808,271               $  3,295,542
  Net realized loss on investments and foreign currency
    transactions                                                  (15,841,912)                (3,385,136)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            4,173,688                (32,037,929)
                                                                 ------------               ------------
    Decrease in net assets from operations                       $ (9,859,953)              $(32,127,523)
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $   (680,554)              $ (2,814,788)
  From net investment income (Class B)                               (675,988)                (3,432,259)
  From net investment income (Class C)                               (146,176)                  (714,014)
  From net investment income (Class I)                                     (1)                        (5)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                      --                   (5,265,048)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                      --                   (7,465,486)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                      --                   (1,556,672)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                      --                           (8)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                      --                     (554,208)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                      --                     (785,831)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                      --                     (163,858)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                      --                           (1)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $ (1,502,719)              $(22,752,178)
                                                                 ------------               ------------
Net decrease in net assets from fund share transactions          $(24,705,762)              $ (7,649,792)
                                                                 ------------               ------------
      Total decrease in net assets                               $(36,068,434)              $(62,529,493)
Net assets:
  At beginning of year                                            161,939,657                224,469,150
                                                                 ------------               ------------
  At end of year (including accumulated undistributed net
    investment income of $1,109,210 and $2,470,504,
    respectively)                                                $125,871,223               $161,939,657
                                                                 ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2002             2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year               $14.60           $19.37           $16.67           $16.36           $18.75
                                                  ------           ------           ------           ------           ------
Income from investment operations#(++) -
  Net investment income(S)                        $ 0.22           $ 0.33           $ 0.41           $ 0.40           $ 0.47
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.13)           (3.05)            3.01             1.51            (0.69)
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $(0.91)          $(2.72)          $ 3.42           $ 1.91           $(0.22)
                                                  ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.16)          $(0.66)          $(0.72)          $(0.66)          $(0.72)
  From net realized gain on investments
    and foreign currency transactions               --              (1.26)            --              (0.94)           (1.45)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --              (0.13)            --               --               --
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.16)          $(2.05)          $(0.72)          $(1.60)          $(2.17)
                                                  ------           ------           ------           ------           ------
Net asset value - end of year                     $13.53           $14.60           $19.37           $16.67           $16.36
                                                  ======           ======           ======           ======           ======
Total return(+)                                    (6.23)%         (14.95)%          20.81%           12.29%           (1.72)%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                        1.56%            1.45%            1.43%            1.44%            1.44%
  Net investment income(++)                         1.55%            2.04%            2.23%            2.38%            2.57%
Portfolio turnover                                   181%             121%             144%             184%             127%
Net assets at end of year (000 Omitted)          $57,060          $63,245          $83,280          $79,908          $97,007

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.
(++) As required, effective September 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
     August 31, 2002 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share ratios and supplemental data for periods prior to September 1, 2001 has not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2002             2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year               $14.54           $19.30           $16.60           $16.31           $18.70
                                                  ------           ------           ------           ------           ------
Income from investment operations#(++) -
  Net investment income                           $ 0.15           $ 0.25           $ 0.32           $ 0.32           $ 0.38
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.12)           (3.05)            3.00             1.48            (0.69)
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $(0.97)          $(2.80)          $ 3.32           $ 1.80           $(0.31)
                                                  ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.13)          $(0.57)          $(0.62)          $(0.57)          $(0.63)
  From net realized gain on investments
    and foreign currency transactions               --              (1.26)            --              (0.94)           (1.45)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --              (0.13)            --               --               --
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.13)          $(1.96)          $(0.62)          $(1.51)          $(2.08)
                                                  ------           ------           ------           ------           ------
Net asset value - end of year                     $13.44           $14.54           $19.30           $16.60           $16.31
                                                  ======           ======           ======           ======           ======
Total return                                       (6.71)%         (15.41)%          20.20%           11.67%           (2.23)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                        2.06%            1.95%            1.93%            1.94%            1.94%
  Net investment income(++)                         1.05%            1.54%            1.72%            1.91%            2.06%
Portfolio turnover                                   181%             121%             144%             184%             127%
Net assets at end of year (000 Omitted)          $55,953          $80,876         $117,422         $121,009         $147,882

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(++) As required, effective September 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
     August 31, 2002 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share ratios and supplemental data for periods prior to September 1, 2001 has not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2002              2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year               $14.53            $19.29           $16.59           $16.29           $18.67
                                                  ------            ------           ------           ------           ------
Income from investment operations#(++) -
  Net investment income                           $ 0.15            $ 0.25           $ 0.31           $ 0.32           $ 0.38
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (1.11)            (3.05)            3.01             1.49            (0.70)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $(0.96)           $(2.80)          $ 3.32           $ 1.81           $(0.32)
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.13)           $(0.57)          $(0.62)          $(0.57)          $(0.61)
  From net realized gain on investments
    and foreign currency transactions               --               (1.26)            --              (0.94)           (1.45)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --               (0.13)            --               --               --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.13)           $(1.96)          $(0.62)          $(1.51)          $(2.06)
                                                  ------            ------           ------           ------           ------
Net asset value - end of year                     $13.44            $14.53           $19.29           $16.59           $16.29
                                                  ======            ======           ======           ======           ======
Total return                                       (6.65)%          (15.41)%          20.20%           11.65%           (2.21)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                        2.06%             1.95%            1.93%            1.94%            1.94%
  Net investment income(++)                         1.05%             1.54%            1.72%            1.93%            2.06%
Portfolio turnover                                   181%              121%             144%             184%             127%
Net assets at end of year (000 Omitted)          $12,858           $17,844          $23,767          $24,438          $37,248

   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(++) As required, effective September 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
     August 31, 2002 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share ratios and supplemental data for periods prior to September 1, 2001 has not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year              $14.39             $19.15           $16.63           $16.34           $18.74
                                                 ------             ------           ------           ------           ------
Income from investment operations#(++) -
  Net investment income                          $ 0.17             $ 0.43           $ 0.33           $ 0.48           $ 0.57
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                  (1.10)             (3.05)            3.01             1.50            (0.70)
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.93)            $(2.62)          $ 3.34           $ 1.98           $(0.13)
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.20)            $(0.75)          $(0.82)          $(0.75)          $(0.82)
  From net realized gain on investments
    and foreign currency transactions              --                (1.26)            --              (0.94)           (1.45)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.13)            --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.20)            $(2.14)          $(0.82)          $(1.69)          $(2.27)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $13.26             $14.39           $19.15           $16.63           $16.34
                                                 ======             ======           ======           ======           ======
Total return                                      (6.50)%           (14.63)%          20.40%           12.73%           (1.21)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       1.06%              0.95%            0.99%            0.94%            0.94%
  Net investment income(++)                        1.26%              2.68%            1.93%            2.84%            3.07%
Portfolio turnover                                  181%               121%             144%             184%             127%
Net assets at end of year (000 Omitted)            --  +++            --  +++          --  +++           $45              $35

 +++ Class I net assets were less than $500.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(++) As required, effective September 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
     August 31, 2002 was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share ratios and supplemental data for periods prior to September
     1, 2001 has not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Asset Allocation Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $3,823,702. These loans were collateralized by cash of $3,979,559 which was invested in the following short-term obligations:

                                                     SHARES               VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at
  amortized cost                                  1,695,420          $1,695,420
C.S. First Boston                                 2,284,139           2,284,139
                                                                     ----------
Total investments of cash collateral for
  securities loaned                                                  $3,979,559
                                                                     ==========

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended August 31, 2002 and August 31, 2001 was as follows:

                                            AUGUST 31, 2002    AUGUST 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                $1,502,719        $ 7,949,910
  Long-term capital gain                             --             14,802,268
                                                 ----------        -----------
                                                 $   --            $22,752,178
  Tax return of capital                              --                 --
                                                 ----------        -----------
Total distributions declared                     $1,502,719        $22,752,178
                                                 ==========        ===========

During the year ended August 31, 2002, accumulated undistributed net investment income decreased by $1,666,846, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $1,678,414, and paid-in capital decreased by $11,568 primarily due to differences between book and tax accounting for currency transactions and amortization on debt securities. This change had no effect on the net assets or net asset value per share.

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $    943,810
          Undistributed long-term capital gain               --
          Capital loss carryforward                     (11,405,613)
          Unrealized depreciation                          (569,766)
          Other temporary differences                    (9,543,476)

For federal income tax purposes, the fund had a capital loss carryforward of $11,405,613 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $779 as a result of the change in the fund's pension liability under this plan and a pension expense of $5,597 for inactive trustees for the year ended August 31, 2002. Also included in Trustees' compensation is a one-time settlement expense of $2,331 and a one-time transition expense of $14,826.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $6,292 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:
                                                 CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------
Distribution Fee                                   0.25%      0.75%      0.75%
Service Fee                                        0.25%      0.25%      0.25%
                                                   -----      -----      -----
Total Distribution Plan                            0.50%      1.00%      1.00%
                                                   =====      =====      =====

MFS retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2002, amounted to:

                                                 CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------
Service Fee Retained by MFD                       $4,023     $2,631       $716

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                                                 CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------
Total Distribution Plan                            0.50%      1.00%      1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:

                                                 CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed           $557   $184,565       $562

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $ 82,189,959      $ 86,666,815
                                                 ------------      ------------
Investments (non-U.S. government securities)     $151,330,612      $171,373,499
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $127,205,398
                                                                 ------------
Gross unrealized appreciation                                    $  8,142,905
Gross unrealized depreciation                                      (8,644,426)
                                                                 ------------
    Net unrealized depreciation                                  $   (501,521)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              1,140,635       $ 15,728,456          904,422       $ 14,758,646
Shares issued to shareholders in
  reinvestment of distributions             45,191            616,473          483,322          7,894,501
Shares reacquired                       (1,300,749)       (18,205,500)      (1,354,545)       (22,242,124)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)               (114,923)      $ (1,860,571)          33,199       $    411,023
                                        ==========       ============       ==========       ============
Class B shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                282,296       $  3,924,885          366,737       $  6,008,363
Shares issued to shareholders in
  reinvestment of distributions             45,072            612,811          642,116         10,464,509
Shares reacquired                       (1,726,832)       (23,645,255)      (1,532,372)       (24,529,995)
                                        ----------       ------------       ----------       ------------
    Net decrease                        (1,399,464)      $(19,107,559)        (523,519)      $ (8,057,123)
                                        ==========       ============       ==========       ============
Class C shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                103,738       $  1,440,871          295,730       $  4,942,917
Shares issued to shareholders in
  reinvestment of distributions              8,818            119,933          115,867          1,886,528
Shares reacquired                         (383,343)        (5,298,437)        (416,073)        (6,833,145)
                                        ----------       ------------       ----------       ------------
    Net decrease                          (270,787)     $  (3,737,633)          (4,476)      $     (3,700)
                                        ==========       ============       ==========       ============
Class I shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 --          $     --                --           $    --
Shares issued to shareholders in
  reinvestment of distributions             --    +           --    1           --    +                 8
Shares reacquired                           --                --                --                --
                                        ----------       ------------       ----------       ------------
    Net increase                            --    +     $     --    1           --    +      $          8
                                        ==========       ============       ==========       ============

+ Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2002, was $1,310. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                  NUMBER OF            PREMIUMS
                                                  CONTRACTS            RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of year                            5          $1,006,584
  Options written                                        --               --
  Options terminated in closing transactions             --               --
  Options exercised                                      (3)           (445,313)
  Options expired                                        (2)           (561,271)
                                                         --          ----------
Outstanding, end of year                                 --          $    --
                                                        ===          ==========

At August 31, 2002, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                      NET
                                                                                               UNREALIZED
                                          CONTRACTS TO                         CONTRACTS     APPRECIATION
                  SETTLEMENT DATE      DELIVER/RECEIVE  IN EXCHANGE FOR         AT VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
SALES                   9/17/2002      AUD   9,065,931      $ 5,122,613      $ 4,973,525      $   149,088
                        9/17/2002      EUR  13,400,000       13,069,020       13,130,330          (61,310)
                        9/17/2002      GBP  21,885,688       32,441,847       33,833,259       (1,391,412)
                        9/17/2002      SEK   9,054,834          923,237          962,726          (39,489)
                        9/17/2002      SGD     903,500          505,992          516,677          (10,685)
                                                            -----------      -----------      -----------
                                                            $52,062,709      $53,416,517      $(1,353,808)
                                                            ===========      ===========      ===========
PURCHASES               9/17/2002      AUD   1,624,497      $   876,595      $   891,191      $    14,596
                        9/17/2002      CHF   2,058,482        1,363,315        1,372,807            9,492
                        9/17/2002      GBP   9,621,740       14,588,498       14,874,325          285,827
                        9/17/2002      SEK   5,324,276          548,273          566,087           17,814
                                                            -----------      -----------      -----------
                                                            $17,376,681      $17,704,410      $   327,729
                                                            ===========      ===========      ===========

At August 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to net receivables of $735,327 with C.S. First Boston and $11,260 with Merrill Lynch and net payables of $403,735 with Deutsche Bank and $199,350 with UBS Warburg.

At August 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                     UNREALIZED
                                                                   APPRECIATION
DESCRIPTION                EXPIRATION   CONTRACTS     POSITION    (DEPRECIATION)
--------------------------------------------------------------------------------
DJ Euro Stoxx          September 2002          34        Short        $  55,159
FTSE 100 Index Futures September 2002          34         Long         (116,248)
Nikkei 225             September 2002          86         Long         (488,263)
S&P 500 Index          September 2002          46         Long          553,053
                                                                      ---------
                                                                      $   3,701
                                                                      =========

At August 31, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to September 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $132,599 reduction in cost of securities and a corresponding $132,599 decrease in net unrealized depreciation, based on securities held by the fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002 was to decrease net investment income by $103,593, decrease net unrealized depreciation by $74,120, and decrease net realized losses by $29,473. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of
MFS Global Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Asset Allocation Fund (the Fund), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Asset Allocation Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 11, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED AUGUST 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM
   INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 6.41%.
-------------------------------------------------------------------------------

MFS(R) GLOBAL ASSET ALLOCATION FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Joseph C. Flaherty, Jr.+                                 business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) GLOBAL ASSET                                          -------------
ALLOCATION FUND                                                PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                             MWA-2  10/02   26M  88/288/388/888